Kensington Defender Fund
Schedule of Investments
as of March 31, 2024 (Unaudited)

EXCHANGE-TRADED FUND - 89.4%		Shares	Value
Franklin FTSE Japan ETF		259,560	$8,054,147
Invesco QQQ Trust Series 1(a)		17,805	7,905,598
iShares 7-10 Year Treasury Bond ETF		83,589	7,912,535
iShares iBoxx High Yield Corporate Bond ETF(a)		102,226	7,946,027
SPDR Portfolio S&P 500 ETF(a)		131,186	8,071,875
SPDR Portfolio S&P 600 Small Cap ETF		188,201	8,100,171
Vanguard FTSE Europe ETF(a)		120,411	8,108,476
TOTAL EXCHANGE-TRADED FUND (Cost $53,323,229)			56,098,829

PURCHASED OPTIONS - 0.0%(d)(b)(c)(d)	Notional Amount	Contracts	Value
Call Options - 0.0%			$–
CBOE Volatility Index, Expiration: 04/17/2024; Exercise Price: $28.00	5,040,000	1,800	21,600

Put Options - 0.0%			$–
S&P 500 Index		–	$–
Expiration: 04/05/2024; Exercise Price: $5,050.00	15,763,050	30	3,300
Expiration: 04/08/2024; Exercise Price: $5,050.00	15,763,050	30	5,025
Expiration: 04/10/2024; Exercise Price: $5,025.00	15,763,050	30	8,475
Total Put Options			16,800
TOTAL PURCHASED OPTIONS (Cost $100,609)			38,400

SHORT-TERM INVESTMENTS - 8.2%
Investments Purchased with Proceeds from Securities Lending - 8.2%		Shares
Mount Vernon Liquid Assets Portfolio, LLC, 4.93%(e)		5,165,085	5,165,085
TOTAL SHORT-TERM INVESTMENTS (Cost $5,165,085)			5,165,085

TOTAL INVESTMENTS - 97.6% (Cost $58,588,923)			$61,302,314
Money Market Deposit Account - 9.7%(f)			6,082,695
Liabilities in Excess of Other Assets - (7.3)%			(4,635,524)
TOTAL NET ASSETS - 100.0%			$62,749,485

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of March 31, 2024. The total market value of these securities was $5,043,019 which represented 8.0% of net assets.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Represents less than 0.05% of net assets.
(e)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily.
The rate as of March 31, 2024 was 5.24%.

Kensington Defender Fund
Schedule of Options Written
as of March 31, 2024 (Unaudited)

OPTIONS WRITTEN - (0.1)% (a)(b)	Notional Amount	Contracts	Value
Put Options - (0.1)%
S&P 500 Index	0	0	–
Expiration: 04/05/2024; Exercise Price: $5,200.00	$(15,763,050)	(30)	$(29,400)
Expiration: 04/08/2024; Exercise Price: $5,200.00	(15,763,050)	(30)	(36,300)
Expiration: 04/10/2024; Exercise Price: $5,175.00	(15,763,050)	(30)	(39,600)
Total Put Options			(105,300)
TOTAL OPTIONS WRITTEN (Premiums received $208,406)			(105,300)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024. See the Schedule of Investments for an industry breakout.

Kensington Defender Fund
	Level 1	Level 2	Level 3	Total
Assets:
Exchange-Traded Fund	$56,098,829	–	–	$56,098,829
Purchased Options	38,400	–	–	38,400
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	5,165,085
Total Assets	$56,137,229	$–	–	$61,302,314

Liabilities:
Options Written	(105,300)	–	–	(105,300)
Total Liabilities	(105,300)	$–	$–	$(105,300)

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.